Wave Life Sciences Corporate Presentation August 9, 2018 Exhibit 99.2

Forward-looking statements This document contains forward-looking statements. All statements other than statements of historical facts contained in this document, including statements regarding possible or assumed future results of operations, preclinical and clinical studies, business strategies, research and development plans, collaborations and partnerships, regulatory activities and timing thereof, competitive position, potential growth opportunities, use of proceeds and the effects of competition are forward-looking statements. These statements involve known and unknown risks, uncertainties and other important factors that may cause the actual results, performance or achievements of Wave Life Sciences Ltd. (the “Company”) to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. In some cases, you can identify forward-looking statements by terms such as “may,” “will,” “should,” “expect,” “plan,” “aim,” “anticipate,” “could,” “intend,” “target,” “project,” “contemplate,” “believe,” “estimate,” “predict,” “potential” or “continue” or the negative of these terms or other similar expressions. The forward-looking statements in this presentation are only predictions. The Company has based these forward-looking statements largely on its current expectations and projections about future events and financial trends that it believes may affect the Company’s business, financial condition and results of operations. These forward-looking statements speak only as of the date of this presentation and are subject to a number of risks, uncertainties and assumptions, including those listed under Risk Factors in the Company’s Form 10-K and other filings with the SEC, some of which cannot be predicted or quantified and some of which are beyond the Company’s control. The events and circumstances reflected in the Company’s forward-looking statements may not be achieved or occur, and actual results could differ materially from those projected in the forward-looking statements. Moreover, the Company operates in a dynamic industry and economy. New risk factors and uncertainties may emerge from time to time, and it is not possible for management to predict all risk factors and uncertainties that the Company may face. Except as required by applicable law, the Company does not plan to publicly update or revise any forward-looking statements contained herein, whether as a result of any new information, future events, changed circumstances or otherwise.

Focused on delivering transformational therapies for patients with serious, genetically defined diseases Rationally designed stereopure nucleic acid therapeutics Platform company utilizing multiple modalities including antisense, exon skipping and RNAi 6 neurology development programs by the end of 2018 Robust R&D platform, ability to partner additional therapeutic areas Expertise and core focus in neurology Huntington’s disease: Two Phase 1b/2a trials ongoing Duchenne muscular dystrophy: Exon 51 Phase 1 trial ongoing Amyotrophic lateral sclerosis and Frontotemporal dementia for C90rf72: Trials expect to initiate Q4 2018 Key data readouts anticipated in 2019 for first 3 programs

Paving the way to potentially safer, more effective medicines 1 first to design and bring stereopure and allele-specific medicines to clinic 6 neurology development programs by end of 2018 3 clinical studies initiated in 2017 5 nucleic acid modalities being advanced with Wave stereopure chemistry 12+ discovery programs 5 therapeutic areas under active investigation 10K+ oligonucleotides created and analyzed to date 25M+ total potentially addressable patients amenable to Wave’s partnered and proprietary programs

Pipeline spanning multiple modalities, novel targets

	TARGET	BIOMARKER	ESTIMATED U.S. PREVALENCE*	MECHANISM	DISCOVERY	CANDIDATE	CLINICAL	WAVE'S COMMERCIAL RIGHTS	PARTNER	NEXT ANTICIPATED MILESTONES
CNS										
Huntington's disease	mHTT SNP1	mHTT	~10k / ~35k	A	●	●	Phase 1b/2a	50% Global	Takeda	Top line data H1 2019
Huntington's disease	mHTT SNP2	mHTT	~10k / ~35k	A	●	●	Phase 1b/2a	50% Global	Takeda	Top line data H1 2019
Amyotrophic lateral sclerosis	C9orf72	Dipeptide	~1,800	A	●	●		50% Global	Takeda	Trial initiation Q4 2018
Frontotemporal dementia	C9orf72	Dipeptide	~7,000	A	●	●		50% Global	Takeda	Trial initiation Q4 2018
Spinocerebellar ataxia 3	ATXN3		~4,500	S	●	○		50% Global	Takeda	Candidate by YE 2018
CNS diseases	Multiple[†]			○	●	○		Milestones & Royalties	Takeda	
MUSCLE										
Duchenne muscular dystrophy	Exon 51	Dystrophin	~2,000	E	●	●	Phase 1	100% Global	—	Top line data Q4 2018
Duchenne muscular dystrophy	Exon 53	Dystrophin	~1,250	E	●	○		100% Global	—	
Neuromuscular diseases	Multiple			○	●	○		100% Global	—	
OPHTHALMOLOGY										
Retinal diseases	Multiple			○	●	○		100% Global	—	
HEPATIC										
Metabolic liver diseases	APOC3	Triglyceride		S	●	○		Milestones & Royalties	Pfizer	
Metabolic liver diseases	Multiple (4)[‡]			○	●	○		Milestones & Royalties	Pfizer	

S = silencing. A = allele-specific silencing. E = exon skipping.

*Estimates of U.S. prevalence and addressable population by target based on publicly available data and are approximate; for Huntington's disease, numbers approximate manifest and pre-manifest populations, respectively.
[†]During a four-year term, Wave and Takeda may collaborate on up to six preclinical targets at any one time.
[‡]Pfizer has nominated four undisclosed targets in addition to APOC3.

WAVE™ LIFE SCIENCES

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CNS Muscle Broad platform relevance across therapeutic areas

WAVE RATIONAL DESIGN Stereochemistry enables precise control, ability to optimize critical constructs into one defined and consistent profile Building the optimal, stereopure medicine STANDARD OLIGONUCLEOTIDE APPROACHES Pharmacologic properties include >500,000 permutations in every dose Impact: Unreliable therapeutic effects Unintended off-target effects Impact: Potential for safer, more effective, targeted medicines that can address difficult-to-treat diseases

Source: Iwamoto N, et al. Control of phosphorothioate stereochemistry substantially increases the efficacy of antisense oligonucleotides. Nature Biotechnology. 2017. Creating a new class of oligonucleotides WAVE RATIONAL DESIGN

Chemistry may optimize medicines across multiple dimensions

Improved Stability

Stability of stereopure molecules with reduced PS content (liver homogenate)


Oligonucleotide remaining (%)
100
90
80
70
60
50
40
30
20
10
0
Stereopure (9 PS)
Stereorandom (19 PS)
Stereorandom (9 PS)
0
1
2
3
4
5
Time (days)

Oligonucleotide exposure (spinal cord)


ug of ASO/gm of tissue
6
4
2
0
PBS
Stereorandom
Stereopure

Controlled Immunogenicity

Human TLR9 activation assay with 5mC modified CpG containing MOE gapmer


Fold induction
12
10
8
6
4
2
0
Isomer-1
Isomer-2
0.1
1.0
10
Concentration

Cytokine induction in human PBMC assay


Fold induction of cytokine normalized to control
IL-6
Isomer-1
20
15
10
5
0
Control
Isomer-2
MIP-1β
Isomer-1
5
4
3
2
1
0
Control
Isomer-2

Enhanced Delivery

Stereochemistry enables enhanced delivery of oligonucleotides


# of oligo foci/nuclei
100
80
60
40
20
0
Stereopure
Stereorandom

Uptake without transfection agent between a stereopure and stereorandom oligonucleotide


STEREORANDOM
STEREOPURE

Gymnotic uptake of ASOs:18h differentiating myoblasts

WAVE LIFE SCIENCES

Data represented in this slide from in vitro studies. Experimental conditions: Human TLR9 assay – Source: Ohto U, et al. Structural basis of CpG and inhibitory DNA recognition by Toll-like receptor 9, Nature 520, 702-705, 2015. Intracellular trafficking assay – Cells were washed and fixed and oligos were detected by viewRNA assay and visualized on immunofluorescence microscope with deconvolution capabilities. Z-stacks were taken to eliminate artifacts.

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Stereochemistry is applicable across modalities Antisense RNAi Exon skipping Stereochemistry allows for novel approaches to previously difficult diseases and inaccessible targets *

SUPERIOR PHARMACOLOGY + SCALABLE SYNTHESIS MULTI- MODALITY BROAD IMPACT UNLOCKING THE PLATFORM Antisense RNAi Splice Correction Exon skipping Gene editing CNS Muscle Eye Liver Skin Broad addressable patient population across multiple therapeutic areas Transforming nucleic acid therapeutics

Neurology CNS Muscle

Huntington’s Disease

Neuro HD

Huntington's Disease: a hereditary, fatal disorder

- Autosomal dominant disease, characterized by cognitive decline, psychiatric illness and chorea; fatal
- No approved disease-modifying therapies
- Expanded CAG triplet repeat in HTT gene results in production of mutant huntingtin protein (mHTT); accumulation of mHTT causes progressive loss of neurons in the brain
- Wildtype (healthy) HTT protein critical for neuronal function; suppression may have detrimental long-term consequences
- 30,000 people with Huntington's disease in the US; another 200,000 at risk of developing the condition


DNA
CAG Repeat
RNA
wildtype (healthy) allele
Normal CAG Repeat
RNA
mutant allele
Expanded CAG Repeat
Healthy protein (HTT)
Mutant protein (mHTT)

Sources: Auerbach W, et al. Hum Mol Genet. 2001;10:2515-2523. Dragatsis I, et al. Nat Genet. 2000;26:300-306. Leavitt BR, et al. J Neurochem. 2006;96:1121-1129. Nasir J, et al. Cell. 1995;81:811-823. Reiner A, et al. J Neurosci. 2001;21:7608-7619. White JK, et al. Nat Genet. 1997;17:404-410. Zeitlin S, et al. Nat Genet. 1995;11:155-163. Carroll JB, et al. Mol Ther. 2011;19:2178-2185.

WAVE LIFE SCIENCES
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Neuro HD

Wave approach: novel, allele-specific silencing

- Utilize association between single nucleotide polymorphisms (SNPs) and genetic mutations to specifically target errors in genetic disorders, including HD.
- Allele-specificity possible by targeting SNPs associated with expanded long CAG repeat in mHTT gene
- Approach aims to lower mHTT transcript while leaving healthy HTT relatively intact
- Potential to provide treatment for up to 70% of HD population (either oligo alone could address approximately 50% of HD population)


mHTT
CAGCAGCAGCAGCAG
expanded CAG repeat
SNP1
SNP 1 ~50% of patients
SNP 2 ~50% of patients
SNP2
~20% of patients may carry both SNP1 AND SNP 2

Total: Due to overlap, an estimated **~70%** of the total HD patient population carry SNP 1 and/or SNP 2

Source: Kay, et al. Personalized gene silencing therapeutics for Huntington disease. Clin Genet 2014: 86: 29–36

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Two parallel global placebo-controlled multi-ascending-dose trials for WVE-120101, WVE-120102 Primary objective: assess safety and tolerability of intrathecal doses in early manifest HD patients Additional objectives: exploratory pharmacokinetic, pharmacodynamic, clinical and MRI endpoints Two simultaneous Phase 1b/2a clinical trials Blood test to determine presence of SNP 1 or SNP 2 done at pre-screening Approximately 50 patients per trial Key inclusion criteria: age ≥25 to ≤65, stage I or II HD Top line data anticipated H1 2019 Neuro HD

Novel immunoassay allows for quantification of mutant huntingtin, the cause of HD Level of mHTT detected is associated with time to onset, increased with disease progression, and predicts diminished cognitive and motor dysfunction Assay currently being utilized in clinical studies Mutant huntingtin: a powerful, novel biomarker Source: Wild E, et al. Quantification of mutant huntingtin protein in cerebrospinal fluid from Huntington’s disease patients. J. Clin. Invest. 2015:125:1979–1986. Edward Wild, MA MB BChir PhD MRCP Principal Investigator at UCL Institute of Neurology and Consultant Neurologist at the National Hospital for Neurology and Neurosurgery, London Novel approach enables precise measurement of target engagement and effect Neuro HD

Selective reduction of mHTT mRNA & protein Reporter Cell Line* Neuro HD

Neuro HD

Demonstrated delivery to brain tissue

- WVE-120101 and WVE-120102 distribution in cynomolgus non-human primate brain following intrathecal bolus injection


CIC = cingulate cortex
CIC
CNhead

In Situ Hybridization ViewRNA stained tissue

Red dots are WVE-120101 oligonucleotide.

Arrow points to nuclear and perinuclear distribution of WVE- 120101 in cingulate cortex


CN = caudate nucleus
CN

In Situ Hybridization ViewRNA stained tissue

Red dots are WVE-120102 oligonucleotide.

Arrow points to nuclear and perinuclear distribution of WVE-120102 in caudate nucleus

CIC = cingulate cortex.
CN = caudate nucleus.

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Duchenne Muscular Dystrophy (DMD)

DMD: a progressive, fatal childhood disorder Fatal, X-linked genetic neuromuscular disorder characterized by progressive, irreversible loss of muscle function, including heart and lung Genetic mutation in dystrophin gene prevents the production of dystrophin protein, a critical component of healthy muscle function Symptom onset in early childhood; one of the most serious genetic diseases in children worldwide Current disease modifying treatments have demonstrated minimal dystrophin expression and clinical benefit has not been established Impacts 1 in every 5,000 newborn boys each year; 20,000 new cases annually worldwide Neuro DMD

Wave approach: meaningful restoration of dystrophin production through exon skipping Neuro DMD Meaningful restoration of dystrophin production is expected to result in therapeutic benefit Exon-skipping antisense approaches may enable production of functional dystrophin protein Initial patient populations are those amenable to Exon 51 and Exon 53 skipping

Neuro DMD

Exon 51: WVE-210201 clinical program

- WVE-210201 Phase 1 clinical trial initiated November 2017
  - Design: Multicenter, double-blind, placebo-controlled, single ascending dose study with I.V. administration
  - Primary endpoint: Safety and tolerability
  - Inclusion criteria: ages 5 to 18, amenable to exon 51 skipping
    - Ambulatory and non-ambulatory boys eligible, including those previously treated with eteplirsen (following appropriate washout period)
  - Readout expected Q4 2018
  - Open-label extension (OLE) with muscle biopsy and ≥2-years of follow-up
- WVE-210201 planned efficacy study
  - Efficacy readout anticipated H2 2019
  - Design: Double-blind, placebo-controlled, multi-dose study assessing dystrophin expression and clinical outcomes
  - Measurement of dystrophin via standardized Western Blot
  - Interim analysis of dystrophin expression in muscle biopsies
- Exploring intravenous and subcutaneous formulations for WVE-210201

WAVE™ LIFE SCIENCES

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Exon 51: improved skipping efficiency RNA skipping determined by quantitative RT-PCR Wave isomers demonstrated a dose-dependent increase in skipping efficiency  Free uptake at 10uM concentration of each compound with no transfection agent  Same foundational stereopure chemistry for Wave isomers; individually optimized to assess ideal profile Neuro DMD

Dystrophin protein restoration in vitro was quantified to be between 50-100% of normal skeletal muscle tissue lysates, as compared to about 1% by drisapersen and eteplirsen analogs Exon 51: increased dystrophin restoration *Analogs dystrophin (400-427 kDa) vinculin (120 kDa) Marker Mock Drisapersen* Eteplirsen* WVE-210201 WV-isomer 2 WV-isomer 3 Skeletal Muscle Tissue lysates Marker 0 µM Skeletal Muscle Tissue (2 fold less lysate) 0.1 µM 0.3 µM 1 µM 3 µM 10 µM Skeletal Muscle Tissue dystrophin (400-427 kDa) vinculin (120 kDa) Experimental conditions: DMD protein restoration by Western Blot in patient-derived myotubes with clear dose effect. Free uptake at 10uM concentration of each compound with no transfection agent  WVE-210201 Neuro DMD

Exon 51: in vivo target engagement of WVE-210201 in healthy non-human primate 5 doses @ 30 mg/kg /week for 4 weeks healthy NHP by subcutaneous dosing Nested PCR Assay Neuro DMD Experimental conditions: Muscle tissues were collected 2 days after the last dose and fresh frozen.  Total RNAs were extracted with phenol/chloroform and converted to cDNA using high capacity kit.  Nested PCR assay was performed and analyzed by fragment analyzer.

Exon 51: no apparent tissue accumulation observed Standard oligonucleotides tend to accumulate in liver and kidney Wave rationally designed oligonucleotides optimized to allow compound to clear more effectively WVE-210201 demonstrated wide tissue distribution in dose dependent fashion No apparent accumulation observed after multiple doses Single in vivo I.V. dose at 30 mpk in MDX 23 mice Neuro DMD Experimental description: Oligo quantifications in tissues were performed using hybridization ELISA assay

Wave stereopure surrogate yields substantial natural dystrophin protein restoration in *mdx 23* mice

70-90% of natural dystrophin production *in vivo*



Wild Type/PBS Pool
PBS
WV-1
80%
60%
40%
20%
10%
5%
2.5%
1
#2
#3
#1
#2
#3
#4
#5
Gastrocnemius
Dystrophin
Meta-vinculin
Vinculin

- An exon 23 skipping molecule with a similar profile to WVE-210201
- Level of transcript production observed in vivo correlates strongly to what was observed in vitro at the same 10uM doses
- Protein production after 1 month of treatment (4 weekly doses)

WAVE LIFE SCIENCES

*Numbers indicate individual animals
Methods: *mdx* 23 mice received 4 weekly IV doses (150 mg/kg). Tissues collected 96 hours post final dose. Protein expression determined by western blot.

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Exon 53: targeting oligonucleotide rapidly distributes to muscle within 24 hours after injection


63x oil

Bright field view

Nucleus: Hematoxylin; Light Blue
Wave oligo: ViewRNA, Fast Red



Fluorescence channel view

Nucleus: Hoechst33342; Blue
Wave oligo: Fast Red/Cy3; Pink Red


X (nm)
Y (nm)
Z (nm)
0
6700
13400
20100
26800
33500
40200
46900
53600
60300

Z Stack view

Data derived from *in vivo* preclinical research.

Methods: A single dose of stereopure ASO 30 mg/kg IV was administered to *mdx* 23 mice. Tissues collected 24 hours post dose and ASO was detected in muscles using ViewRNA.

WAVE LIFE SCIENCES

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RNA skipping determined by quantitative RT-PCR Free uptake at 10uM and 3uM concentration of each compound with no transfection agent  Exon 53 Program: improved skipping efficiency Neuro DMD Percentage Exon 53 Skipping of Preliminary Wave Isomers WVE 53 Compound E WVE 53 Compound F WVE 53 Compound E WVE 53 Compound F Wave early Exon 53 data suggests skipping efficiency up to 70%

C9orf72 Amyotrophic Lateral Sclerosis (ALS) Frontotemporal Dementia (FTD)

Neuro C9orf72

C9orf72: a critical genetic risk factor

- C9orf72 gene provides instructions for making protein found in various tissues, with abundance in nerve cells in the cerebral cortex and motor neurons
- C9orf72 genetic mutations are the strongest genetic risk factor found to date for the more common, non-inherited (sporadic) forms of Amyotrophic Lateral Sclerosis (ALS) and Frontotemporal Dementia (FTD); GGGGCC repeat drives the formation and accumulation of dipeptide repeat proteins that accumulate in brain tissue
- First pathogenic mechanism identified to be a genetic link between familial (inherited) ALS and FTD
- Most common mutation identified associated with familial ALS and FTD
- Availability of dipeptide biomarker in CSF has potential to accelerate drug development


C9orf72
GGGGCCGGGGCCGGG
expanded GGGGCC repeat


hexanucleotide repeat transcript

WAVE LIFE SCIENCES

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Neuro C9orf72

Amyotrophic lateral sclerosis

- Neurodegenerative disease characterized by the progressive degeneration of motor neurons in the brain and spinal cord
- Affects approximately 15,000-20,000 people in the US with a median survival of 3 years
- C9orf72 is present in approximately 40% of familial ALS and 8-10% of sporadic ALS; currently the most common demonstrated mutation related to ALS, far more so than SOD1 or TDP-43
- Pathogenic transcripts of the C9orf72 gene contain hundreds to thousands of hexanucleotide repeats compared to 2-23 in wild-type transcripts; dominant trait with high penetrance


Familial
C9ORF72
~40%
FUS
TARDBP
SODI
OPTN, VCP, SQSTMI, PFNT, UBQLN2
~10%
Unknown
Sporadic
C9ORF72
~8-10%
FUS
TARDBP
SODI
OPTN, VCP, SQSTMI, PFNT, UBQLN2
~90%
Unknown

Initiation of clinical study expected Q4 2018

WAVE LIFE SCIENCES

Source: State of play in amyotrophic lateral sclerosis genetics Alan E Renton, Adriano Chiò & Bryan J. Traynor Nature Neuroscience 17, 17–23 (2014) doi:10.1038/nn.3584

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Neuro C9orf72

Frontotemporal dementia

- Progressive neuronal atrophy with loss in the frontal and temporal cortices characterized by personality and behavioral changes, as well as gradual impairment of language skills
- Affects approximately 55,000 people in the US
- Second most common form of early-onset dementia after Alzheimer's disease in people under the age of 65
- Up to 50% of FTD patients have a family history of dementia, many inheriting FTD as an autosomal dominant trait with high penetrance
- Pathogenic transcripts of the C9orf72 gene contain hundreds to thousands of hexanucleotide repeats compared to 2-23 in wild-type transcripts


Familial
Other
C9ORF72
~38%
10% - 50%


Sporadic
Other
C9ORF72
~6%
50% - 90%

Initiation of clinical study expected Q4 2018

WAVE LIFE SCIENCES

Sources: Familial aggregation in frontotemporal dementia, M. Stevens, MD; C.M. et al, Neurology 1998. Frequency of the C9orf72 hexanucleotide repeat expansion in patients with amyotrophic lateral sclerosis and frontotemporal dementia: a cross-sectional study. Elisa Majounie et al Lancet Neurology March 9, 2012 DOI:10.1016/S1474-4422(12)70043-1

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Selective silencing in vivo of expanded C9orf72 repeat transcripts Wave has developed a series of highly optimized antisense compounds which selectively silence the repeat containing transcript in C9orf72 transgenic mice These compounds show target engagement across cell types and regions of the nervous system critically implicated in ALS and FTD Neuro C9orf72 Experimental description: Samples were analyzed using quantitative PCR (Taqman assay) WVE-3972-01 WVE-3972-01

Durable reduction of dipeptides and RNA foci in vivo Wave’s candidate (WVE-3972-01) demonstrates durable reduction of dipeptides and reductions in RNA foci Data is consistent across blinded studies in independent laboratories (collaboration with Professor Bob Brown, U. Mass) Neuro C9orf72 2-weeks 4-weeks PolyGP (Relative expression, means+SEM) Durable reduction of dipeptide in vivo 8-weeks 2-weeks 4-weeks 8-weeks Spinal Cord Cortex

In vivo distribution of WVE-3972-01 8 weeks after treatment Neuro C9orf72 Experimental description: C9-BAC mice were administered 50mg of WVE-3972-01 ICV on day 1 and day 8; detection using ViewRNA. Widespread and sustained distribution in nuclei of motor neurons in the spinal cord

Spinocerebellar ataxia type 3

Neuro SCA3 Source: Paulson H. Machado-Joseph disease/spinocerebellar ataxia type 3. Handb Clin Neurol 103, 437—449 (2012). National Institute of Health. Spinocerebellar ataxia 3. Accessed at: https://ghr.nlm.nih.gov/condition/spinocerebellar-ataxia-type-3 on February 15, 2018 Also known as Machado-Joseph disease Rare, hereditary, progressive neurodegenerative disorder that results in a lack of muscle control and coordination in upper and lower extremities; gradually leads to paralysis and loss of ability to speak or swallow Life expectancy is 10-20 years from symptom onset Prevalence: 1-2 in 100,000 people; most common dominantly inherited form of ataxia, representing 20% to 50% of all SCAs Expanded CAG repeat in ATXN3 gene results in mutant ATXN3 protein that causes widespread neuronal loss in brain and spinal cord Spinocerebellar ataxia type 3 Candidate targeting ATXN3 expected to be named by YE 2018

Emerging areas

Liver

Stereopure oligonucleotides: improved in vivo potency, extended duration

- Potency equivalent to state-of-the-art GalNAc conjugated double strand RNAi (ED50 0.3 mg/kg)
- Demonstrated increase in durability over GalNAc conjugated stereorandom oligonucleotide


hAPOC3 mRNA Knockdown in Liver
(single dose, day 8)
~7 fold
ED50 ~2.0 mg/kg
ED50 0.3 mg//kg
% mRNA Remaining
(hAPOC3/mHPRT)
125
100
75
50
25
0
PBS
0.1
0.3
1.0
3.0
0.1
0.3
1.0
3.0
Dose (mg/kg)
STEREORANDOM
STEREOPURE


Serum hAPOC3 Protein Levels
hAPOC3 Protein Level
(relateive to PBS)
2.00
1.75
1.50
1.25
1.00
0.75
0.50
0.25
0.00
Dosing Days 1,3
at 5mpk
0
1
2
3
4
5
6
7
8
9
10
Weeks
STEREORANDOM
STEREOPURE

WAVE LIFE SCIENCES

Experimental description: Male human APOC3 transgenic mice were dosed with APOC3 ASOs with indicated doses. APOC3 mRNA quantification in the liver was performed using Taqman assay specific for hAPOC3. For protein analysis, plasma samples were collected weekly and analyzed by ELISA assay specific to human APOC3 protein.

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Experimental description: Single intravitreal injection to mouse eye on day 1. Improved in vivo potency, extended duration Back of the eye 1 week 1 month 3 months Eye 10X lower dose of stereopure oligonucleotide is more potent than stereorandom oligonucleotide

Improved in vivo potency, extended duration Front of the eye 1 week 1 month 3 months Experimental description: Single intravitreal injection to mouse eye on day 1. Eye 10X lower dose of stereopure oligonucleotide is more potent than stereorandom oligonucleotide

Distribution and target engagement Skin In vivo distribution of oligonucleotide to key cellular compartments following intravitreal injection in murine eye Target engagement following topical administration on human skin explant model Ophthalmology Dermatology Red dots = Oligonucleotides PBS Control oligonucleotide Optimized oligonucleotide Eye

Partnerships

$230+ million in committed cash; eligible for milestones and royalties in excess of $2 billion* Expected to fund Wave operations to end of 2020, through multiple data readouts Committed capital CNS collaboration with Takeda Takeda option on global 50:50 share of CNS programs in HD, ALS, FTD and SCA3 After opt-in, Takeda to pay 50% of development costs Wave will lead manufacturing and joint clinical development; participate in joint co-commercialization in the US Significant value in 50:50 profit share Takeda right to license additional preclinical CNS targets over four years Wave CNS R&D fully funded Includes potential milestones and royalties in large CNS disorders such as Alzheimer’s and Parkinson’s diseases Fully funded R&D activities in CNS Assuming Takeda advances six programs that achieve regulatory approval and commercial sales, Wave will be eligible to receive up to $2 billion in cash milestone payments, of which more than $1 billion would be in precommercial milestone payments. *

Hepatic collaboration with Pfizer Initiated May 2016 Exploring targets across modalities, including ASO and ssRNAi Up to 5 hepatic-metabolic programs 5 targets declared; APOC3 and 4 undisclosed Access to Pfizer’s hepatic targeting technology Potentially increasing potency beyond GalNAc Freedom to leverage beyond collaboration targets 40 $M upfront payment 871 $M in potential milestone payments and royalties

Enabling technologies: Applying artificial intelligence to discover novel therapies for genetic neuromuscular disorders Deep Genomics is a world leader in artificial intelligence with a platform that combines automation, advanced biomedical knowledge, high volume data acquisition and machine learning Wave is collaborating with Deep Genomics to predict the impact of genetic mutations and oligonucleotide approaches to splicing The goal is to identify new targets and optimal regions or sequences within those targets to be addressed by Wave’s rationally designed oligonucleotides Understanding splicing biology to illuminate new approaches to increase size of addressable patient populations

Enabling technologies: enhancing stereopure platform Collaboration leverages ReadCoor’s proprietary FISSEQ (Florescent In-Situ Sequencing) platform designed to provide critical spatial data by combining next generation sequencing and three-dimensional imaging Imaging allows for target engagement assessment in specific regions, cell types and subcellular compartments of the brain Provides meaningful insight into disease state, treatment effect of oligonucleotides and outcomes at the molecular and cellular level

Oligonucleotide synthesis capacity ranging from high throughput to large scale GMP production 90,000 square foot facility Ability to continue to meet synthesis demands of growing portfolio and increase control and visibility of product supply chain Comparable yield and cost-of-goods to standard stereorandom oligonucleotides Industry standard equipment with no biological processing required GMP manufacturing capacity potentially available to partners Manufacturing strength: scalable nucleic acid synthesis

Intellectual property strength: breadth and depth of patent portfolio Programs HTT candidates DMD candidates Platform Designs Compositions Stereochemistry Process development Improved activity, stability, specificity, immunogenicity Oligonucleotide compositions Monomers, key reagents Methods of synthesis ALS, FTD candidates

Upcoming Wave catalysts Q4 2018: safety data expected in DMD from Phase 1 trial for WVE-210201 WVE-210201 is the first stereopure oligonucleotide targeting Exon 51 with potential to be best-in-class Received EU orphan drug designation Q4 2018: clinical trials expected to initiate in ALS and FTD for WVE-3972-01 WVE-3972-01 is designed to target the pathogenic allele of the C9orf72 gene In vivo animal data demonstrate potent, sustained and preferential knockdown of toxic biomarkers H1 2019: data expected in HD from Phase 1b/2a trials for WVE-120101 and WVE-120102 Potential to be first two allele-specific disease-modifying therapies selectively lowering mHTT Received U.S. orphan drug designation H2 2019: Interim dystrophin readout from ongoing open label extension and planned efficacy trials expected for WVE-210201 2020: DMD Exon 53 Program clinical data readout expected

Realizing the potential of nucleic acid therapeutics